Exhibit 99.2

                         List of Filers and Signatures

Designated Filer:  Spencer Capital Management, LLC
Issuer & Ticker Symbol:   Resource America, Inc.  (REXI)
Date of Event Requiring Statement:  February 27, 2006



1.    Name:     Kenneth H. Shubin Stein, MD, CFA
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

2.    Name:     Spencer Capital Opportunity Fund, LP
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

3.    Name:     Spencer Capital Partners, LLC
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

4.    Name:     Spencer Capital Offshore Opportunity Fund, Ltd.
      Address:  c/o Walkers SPV Ltd.
                P.O. Box 908GT
                Walkers House
                Mary Street
                George Town, Cayman Islands

5.    Name:     Spencer Capital Offshore Partners, LLC
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

6.    Name:     Spencer Capital Small Cap Fund, LP
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023

7.    Name:     Spencer Small Cap Partners, LLC
      Address:  1995 Broadway, Suite 1801
                New York, NY 10023






Date:  March 1, 2006

                             SPENCER CAPITAL OPPORTUNITY FUND, LP

                                   By:  Spencer Capital Partners, LLC,
                                        Its General Partner


                             By:  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                  ----------------------------------------------
                                  Name:   Kenneth H. Shubin Stein, MD, CFA
                                  Title:  Managing Member

                             SPENCER CAPITAL PARTNERS, LLC


                             By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                  ----------------------------------------------
                                  Name:   Kenneth H. Shubin Stein, MD, CFA
                                  Title:  Managing Member



                             SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND, LTD.

                                   By:  Spencer Capital Offshore Partners, LLC,
                                        Its Investment Manager


                             By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                  ----------------------------------------------
                                  Name:   Kenneth H. Shubin Stein, MD, CFA
                                  Title:  Managing Member



                             SPENCER CAPITAL OFFSHORE PARTNERS, LLC


                             By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                  ----------------------------------------------
                                  Name:   Kenneth H. Shubin Stein, MD, CFA
                                  Title:  Managing Member



                             SPENCER CAPITAL SMALL CAP FUND, LP
                                   By:  Spencer Small Cap Partners, LLC,
                                        Its General Partner


                             By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                  ----------------------------------------------
                                  Name:   Kenneth H. Shubin Stein, MD, CFA
                                  Title:  Managing Member



                             SPENCER SMALL CAP PARTNERS, LLC


                             By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                  ----------------------------------------------
                                  Name:  Kenneth H. Shubin Stein, MD, CFA
                                  Title:  Authorized Signatory


                             By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                  ----------------------------------------------
                                   Kenneth H. Shubin Stein, MD, CFA